Earnings per share	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Earnings per share

9.	Earnings per share

Earnings per share amounts are calculated by dividing net income for the year attributable to equity holders of the parent by the weighted average number of ordinary shares during the year, net of the number of treasury shares.

There are no transactions or items generating an effect of dilution.

The following reflects information on income and the number of shares used in the earnings per share computations:

	2024	2023	2022
	ARS 000	ARS 000	ARS 000

Income attributable to equity holders of the parent	49,598,138	322,385,647	129,119,775

Weighted average number of ordinary shares	1,502,618,381	1,502,618,381	1,505,044,626

There have been no transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of issuance of these consolidated financial statements that may produce a dilution effect.